UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-5017
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Ivy Variable Insurance Portfolios
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(Exact name of registrant as specified in charter)

100 Independence, 610 Market Street, Philadelphia, PA 19106-2354
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(Address of principal executive offices) (Zip code)

David F. Connor
100 Independence, 610 Market Street
Philadelphia, PA 19106-2354
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(Name and address of agent for service)

Registrant's telephone number, including area code: (800) 523-1918

Date of fiscal year end:  December 31

Date of reporting period:  June 30, 2021

Explanatory Note:

The Registrant is filing this amendment (the “Amendment”) to its Certified Shareholder Report on Form N-CSR for the period ended June 30, 2021, filed with the U.S. Securities and Exchange Commission on September 3, 2021 (SEC Accession No. 0001193125-21-265175) (the “Report”) to amend Item 1: “Report to Stockholders” and Item 11 “Controls and Procedures.”  The purpose of this Amendment is to add the section "Board Considerations in Approving DMC/Sub-Advisory Agreements" to the “Other Information” section of the Report for each series of the Registrant included in the Report and to amend the Item 11 disclosure of the Report.

The remainder of Item 1, Items 2 through 10, and Items 12 and 13(a)(1) of the Registrant’s Form N-CSR originally filed on September 3, 2021, are incorporated herein by reference. This Amendment should be read in conjunction with the Report. Except for the portion of Item 1 and Item 11 noted above, this Amendment does not amend or update the Report in any way nor does it reflect events occurring after the filing of the Report.

Item 1. REPORT TO STOCKHOLDERS.

IVY VARIABLE INSURANCE PORTFOLIOS

Supplement dated February 11, 2022

to

Semi-Annual Report Dated June 30, 2021

This supplement revises information contained in the semi-annual report dated June 30, 2021 (the “Semi-Annual Report”) and should be read in conjunction with the Semi-Annual Report.

Item 1.  The following is added to the “Other Information” section of the Semi-Annual Report.

Board Considerations in Approving DMC/Sub-Advisory Agreements

Because there was no change of control of any of the Unaffiliated Sub-Advisors with respect to the Transaction and because the new Unaffiliated Sub-advisory Agreements with DMC were substantially similar to the prior Unaffiliated Sub-Advisors’ agreements with IICO, the Board considered the information previously provided by the Unaffiliated Sub-Advisors during the Board’s most recent annual contract renewal meeting or the meeting where an Unaffiliated Sub-Advisor was initially hired if the Unaffiliated Sub-Advisor was still within the initial term of its Unaffiliated Sub-Advisory Agreement.  As a result, the Board focused primarily on the approval of DMC (and its Affiliated Sub-Advisors) and the terms of the DMC Advisory Agreement.  Below is a description of the Board’s considerations.

At the Meeting, the Board, including the Board’s Independent Trustees, considered and unanimously approved the DMC Advisory Agreements between the Trusts, on behalf of each Fund, and DMC. The Board also determined to recommend that shareholders of each Fund approve the proposed DMC Advisory Agreements. The Board’s Independent Trustees reviewed the approval of the DMC Advisory Agreement in executive sessions with their independent legal counsel at which no representatives of DMC or IICO were present. In voting their approval of the proposed Management Agreement at the Meeting, the Board relied on an order issued by the SEC in response to the impacts of the COVID-19 pandemic that provided temporary relief from the in-person meeting requirements under Section 15 of the 1940 Act.
Background for the Board Approvals
At a meeting held on December 17, 2020, representatives of WDR, IICO and DMC met with the Board to discuss the merger agreement with Macquarie, pursuant to which Macquarie would acquire WDR. The Independent Trustees were advised that the Transaction, if completed, would constitute a change of control event and result in the termination of the IICO investment advisory agreements. The Independent Trustees were also advised that it was proposed that DMC, a wholly-owned subsidiary of Macquarie, would serve as the investment adviser to each Fund after the closing of the Transaction and that the Board would be asked to consider approval of the terms and conditions of the DMC Advisory Agreements with DMC and thereafter to submit the DMC Advisory Agreements to each Fund’s shareholders for approval.
In anticipation of the Transaction, the Trustees met at a series of subsequent meetings on January 6, 2021, January 9, 2021, and January 12, 2021, which included meetings of the full Board and separate meetings of the

Independent Trustees for the purposes of considering, among other things: whether it would be in the best interests of each Fund and its respective shareholders to approve the DMC Advisory Agreements; and the anticipated impacts of the Transaction on the Funds and their shareholders (each, a “Board Meeting”). During each of these Board Meetings, the Board sought additional and clarifying information as they deemed necessary or appropriate. In this connection, the Independent Trustees worked with their independent legal counsel to prepare formal due diligence requests (the “Diligence Requests”) that were submitted to DMC. The Diligence Requests sought information relevant to the Boards’ consideration of the DMC Advisory Agreements and distribution arrangements, and other anticipated impacts of the Transaction on the Funds and their shareholders. DMC provided documents and information in response to the Diligence Requests (the “Response Materials”). Senior management representatives of DMC, WDR and IICO participated in a portion of each Board Meeting and addressed various questions raised by the Board. Throughout the process, the Independent Trustees were assisted by their independent legal counsel, who advised them on, among other things, their duties and obligations relating to their consideration of the DMC Advisory Agreements.
The Board’s evaluation of the DMC Advisory Agreements reflected the information provided specifically in connection with its review of the DMC Advisory Agreements, as well as, where relevant, information that was previously furnished to the Board in connection with the most recent renewal of the IICO investment advisory agreements at a meeting of the Board on August 11-12, 2020 (“2020 15(c) Board Meeting”) and at other subsequent Board meetings in 2020. The Board’s evaluation of the DMC Advisory Agreements also reflected the knowledge gained as Trustees of the Funds with respect to services provided by IICO and its affiliates.
The Board’s approvals and recommendations were based on their determination, within their business judgment, that it would be in the best interests of each Fund and the Fund’s respective shareholders, for DMC to provide investment advisory services to the Funds, following the closing of the Transaction.
Factors Considered in Approving the Proposed DMC Advisory Agreements

In connection with the Board’s consideration of the DMC Advisory Agreements, DMC and IICO advised the Board about a variety of matters, including the following:

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The nature, extent, and quality of the services to be provided to the Funds by DMC post-Transaction are expected to be of at least the same level as the services currently provided to the Funds by IICO.

•	DMC’s stated commitment to maintaining and enhancing the Ivy Fund Complex shareholder experience.
•	DMC does not propose changes to the investment objective(s) of any Funds.
•	The DMC Advisory Agreement do not change any Fund’s contractual advisory fee rate.
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The portfolio managers and portfolio management teams at IICO that manage the Funds are expected to continue to do so post-Transaction as employees of Macquarie, if they choose to become employees of Macquarie.

•	DMC proposes that the same Unaffiliated Sub-Advisors be retained post-Transaction.
•	DMC may utilize certain Affiliated Sub-Advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.
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Delaware Distributors, L.P.’s (“DDLP”) distribution capabilities, including its significant network of intermediary relationships, which may provide additional opportunities for the Funds to grow assets and lower fees and expenses through increased economies of scale.

•	The support expressed by the current senior management team at IICO for the Transaction and IICO’s recommendation that the Board approve the DMC Advisory Agreements.
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The commitments of Macquarie and WDR to bear all of the direct expenses of the Transaction, including all legal costs and costs associated with the proxy solicitation, regardless of whether the Transaction is consummated.

•	In addition to the matters noted above, in their deliberations regarding approval of the DMC Advisory Agreements, the Board considered the factors discussed below, among others.
The Nature, Extent, and Quality of Services Expected to be Provided by DMC.  The Board received and considered information regarding the nature, extent and quality of services expected to be provided by DMC. In evaluating the nature, extent and quality of services to be provided by DMC, the Board considered information provided by DMC regarding its advisory services, investment philosophy and process, investment management capabilities, business and operating structure, scale of operations, leadership and reputation, distribution capabilities, and financial condition (both pre- and post-Closing). The Board also considered the capabilities, resources, and personnel of DMC, including senior and other personnel of IICO who had been extended offers to join DMC, in order to determine whether DMC is capable of providing the same level of investment management services currently provided to each Fund, and also considered the transition and integration plans to move management of the Funds to DMC. The Board recognized that the IICO personnel who had been extended offers may not accept such offers and personnel changes may occur in the future in the ordinary course. The Board also considered the policies and practices of DMC regarding the selection of broker/dealers and the execution of portfolio transactions. The Board considered the resources and infrastructure that DMC intends to devote to its compliance program to ensure compliance with applicable laws and regulations as well as DMC’s commitment to those programs. The Board also considered the resources that DMC has devoted to its risk management program and cybersecurity program. The Board also reviewed information provided by DMC related to its business, legal, and regulatory affairs. This review considered the resources available to DMC to provide the services specified under the DMC Advisory Agreements. The Board considered DMC’s financial condition, including the financing of the Transaction, and noted that DMC is expected to be able to provide a high level of service to the Funds and continuously invest and re-invest in its business.  Finally, the Board considered that, following the Transaction, there is not expected to be any diminution in the nature, quality and extent of services provided to the Funds and their shareholders by DMC compared to those currently provided by IICO.

The Board considered that, while it was proposed that DMC would become the investment adviser to the Funds, the same portfolio managers and portfolio management teams at IICO that manage Funds are expected to continue to do so after the Transaction as employees of Macquarie if they choose to become employees of Macquarie. The Board determined that they had considered the qualifications of the portfolio managers at IICO at the 2020 15(c) Board Meeting.

The Board considered that certain Funds would continue to operate in a manager-of-managers structure post-Transaction, with expanded relief provided that Fund shareholders approved relying on DMC’s manager-of-managers relief. The Board considered that DMC’s experience in allocating assets to, and overseeing the advisory services of, its sub-advisers, was similar to IICO’s role in allocating assets to and overseeing the advisory services provided by the current sub-advisers to the Funds, as applicable.  The Board considered that DMC may utilize certain affiliated sub-advisors to leverage Macquarie’s global equity and/or global fixed income investment platform in providing advisory, trading and other services to the Funds.

The Board considered that the terms and conditions of the DMC Advisory Agreements are substantially similar to the terms and conditions of the IICO investment advisory agreements.

After review of these and other considerations, the Board concluded that DMC will be capable of providing investment advisory services of the same high quality as the investment advisory services provided to the Funds by IICO, and that these services are appropriate in nature and extent in light of the Funds’ operations and investor needs.

Performance of the Funds. With respect to the performance of the Funds, the Board considered their review at the 2020 15(c) Board Meeting of peer group and benchmark investment performance comparison data relating to each Fund’s long-term performance record for similar accounts. The Board considered that information reviewed at the 2020 15(c) Board Meeting would be relevant given that the Funds are expected to retain their current portfolio managers, portfolio management teams or unaffiliated Sub-Advisors. Based on information presented to the Board at the 2020 15(c) Board Meeting and its discussions with DMC, the Board concluded that DMC is capable of generating a level of long-term investment performance that is appropriate in light of each Fund’s investment objectives, strategies and restrictions.
Fees to Be Paid to DMC and Expenses of the Funds. The Board considered that they had reviewed each Fund’s existing advisory fee rate at the 2020 15(c) Board Meeting. The Board considered that the DMC Advisory Agreements do not change any Fund’s contractual advisory fee rate.  The Board also considered that DMC and IICO had represented to the Board that they will use their best efforts to ensure that they and their respective affiliates do not take any action that imposes an “unfair burden” on the Funds as a result of the Transaction or as a result of any express or implied terms, conditions or understandings applicable to the change of control event, for so long as the requirements of Section 15(f) apply. The Board also considered a comparison of the proposed advisory fees to be paid by each Fund to the advisory fees paid by funds and other accounts managed by DMC. The Board concluded that the retention of DMC was unlikely to impose an unfair burden on the Funds’ because, after the Transaction, none of IICO, DMC, DDLP, or any of their respective affiliates, would be entitled to receive any compensation directly or indirectly (i) from any person in connection with the purchase or sale of securities or other property to, from, or on behalf of the Funds (other than ordinary fees for bona fide principal underwriting services), or (ii) from the Funds or their shareholders for other than bona fide investment advisory or other services. Based on its review, the Board determined, with respect to each Fund, that DMC’s advisory fee is fair and reasonable in light of the nature, extent and quality of services to be provided to the Fund under the DMC Advisory Agreements.
Extent to Which DMC May Realize Economies of Scale as the Funds Grow Larger and Whether Fee Levels Reflect These Economies of Scale for the Benefit of the Funds’ Shareholders. The Board considered potential or anticipated economies of scale in relation to the services DMC would provide to each Fund. The Board considered that the DMC Advisory Agreements include the same advisory fee breakpoints for the same Funds as the IICO investment advisory agreements. The Board also considered DMC’s representation that the significant increase in its assets under management post-Transaction may reasonably be expected to enable the new combined firm to reach greater economies of scale in a shorter time frame. The Board also considered DMC’s representation that it expected to realize economies of scale in connection with the operation of the Funds, specifically by achieving operational efficiencies, cost synergies and possible consolidation of service providers and vendors. The Board noted that they will have the opportunity to periodically re-examine whether a Fund or the respective Trust has achieved economies of scale, and the appropriateness of investment advisory fees payable to DMC, in the future.
Profits to be Realized by DMC and its Affiliates from Their Relationship with the Trusts. The Board considered the benefits DMC and its affiliates may derive from their relationship with the Funds. The Board also considered information on DMC’s profitability that was provided to the board of trustees of the Delaware Funds by Macquarie complex in connection with their most recent 15(c) process. The Board considered DMC’s representation that the fully integrated Ivy Fund Complex, including investments to support ongoing growth, was expected to have an overall marginally positive impact on DMC’s overall financial profitability. The Board considered that the expected profitability of DMC and its affiliates was not excessive in light of the nature, extent and quality of the services to be provided to each Fund. The Board noted the difficulty of accurately projecting profitability under the current circumstances and noted that they would have the opportunity to give further consideration to DMC’s profitability with respect to the Funds at the end of the initial two-year term of the DMC Advisory Agreements.
Fall-Out Benefits to DMC and its Affiliates. The Board considered the possible fall-out benefits and other types of benefits that may accrue to DMC and its affiliates. The Board noted that the Transaction provides DMC and its affiliates the opportunity to deliver investment products and services to the WDR network.  The Board considered that the Transaction, if completed, would significantly increase DMC’s assets under management and expand DMC’s investment capabilities and relationships with certain wealth management intermediaries. Specifically, the Board considered that upon completion of the Transaction, Macquarie has agreed to sell WDR’s wealth management platform to LPL Financial Holdings Inc.  This increased size and diversification could facilitate DMC’s continued investment in its business and products, which DMC would be able to leverage across a broader base of assets. DMC also would be able to use trading commission credits from the Funds’ transactions in securities to “purchase” third-party research and execution services to support its investment process. Based on their review, the Boards determined that any “fall-out” benefits and other types of benefits that may accrue to DMC are fair and reasonable.
Conclusions. Based on the foregoing and other relevant considerations, at the January 2021 Meeting, the Board, including a majority of the Independent Trustees, acting within their business judgment, (1) concluded that the terms of the DMC Advisory Agreements are fair and reasonable and that approval of the DMC Advisory Agreements is in the best interests of each Fund and its respective shareholders, (2) voted to approve the DMC Advisory Agreements, and (3) voted to recommend approval of the DMC Advisory Agreement by shareholders of the Funds. The Board evaluated all information available to them on a Fund-by-Fund basis and their determinations were made separately in respect of each Fund. The Board noted some factors may have been more or less important with respect to any particular Fund and that no one factor was determinative of their decisions which, instead, were premised upon the totality of factors considered. In this connection, the Board also noted that different Board members likely placed emphasis on different factors in reaching their individual conclusions to vote in favor of the DMC Advisory Agreements and to recommend approval of the DMC Advisory Agreements by shareholders of the Funds.

Item 11.  The following information replaces the information under the heading “ITEM 11.  CONTROLS AND PROCEDURES” in the Semi-Annual Report.

(a)	Assessment of the Registrant’s Control Environment

The Registrant’s disclosure controls and procedures are designed to ensure that information required to be disclosed in the reports that the Registrant files or submits under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Investment Company Act of 1940, as amended, is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission. Disclosure controls and procedures include, without limitation, controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant’s management (“Management”), including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. Management, including the principal executive officer and principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.
Within 90 days prior to the filing date of the Shareholder Report on Form N-CSR, Management carried out an evaluation of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures were not effective due to a material weakness. A material weakness exists in the design and operation of controls to address the valuation of certain private equity investments in accordance with U.S. GAAP. Specifically, controls were not designed or maintained to evaluate the valuation model and available observable inputs related to the fair valuation of certain private equity securities provided by a third-party valuation service. Certain private equity securities that were valued by third party valuation services were not subject to Valuation Committee review. A material weakness (as defined in Rule 12b-2 under the Exchange Act) is a deficiency, or a combination of deficiencies, in internal control over financial reporting such that there is a reasonable possibility that a material misstatement of the Registrant’s annual or interim financial statements will not be prevented or detected on a timely basis. This material weakness did not result in a misstatement of previously issued financial statements. This material weakness resulted in adjustments, which are reflected in the financial statements included herein, to decrease investments in unaffiliated securities at value and net change in unrealized appreciation (depreciation) on investments in unaffiliated securities for the period ended June 30, 2021. Additionally, this material weakness could result in a misstatement of the aforementioned account balances or disclosures that would result in a material misstatement to the annual or interim financial statements that would not be prevented or detected.
Management’s Remediation Plan
Management is implementing enhancements to the Registrant’s disclosure controls and procedures to remediate the material weakness described above. Management utilizes a Valuation Committee as part of its existing fair valuation process and has undertaken enhancements to its review control by designing additional control activities to assess fair value models related to private equity securities including assessment of the observable inputs used in those fair value models. It is expected that the investment team would review all available observable inputs and other information relevant to the valuation and present this information to the Valuation Committee for consideration. Management will escalate all private equity securities purchased or acquired by the Registrant to the Valuation Committee and will incorporate U.S. GAAP considerations for fair value, specifically the consideration of observable inputs, where applicable.
The material weakness will not be considered remediated until the applicable controls operate for a sufficient period of time and Management has concluded, through testing, that these controls are designed and operating effectively.

(b)	Changes in Internal Controls

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 13. EXHIBITS

(a)(1) Not applicable for this filing.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

IVY VARIABLE INSURANCE PORTFOLIOS
(Registrant)

By	/s/ David F. Connor
David F. Connor, Secretary

Date:	February 11, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shawn K. Lytle
Shawn K. Lytle, President and Principal Executive Officer

Date:	February 11, 2022

By	/s/ Richard Salus
Richard Salus, Senior Vice President and Principal Financial Officer

Date:	February 11, 2022